MANAGEMENT SERVICES AGREEMENT

THIS AGREEMENT dated for reference the 12th day of May 2009.

BETWEEN:

LEXARIA CORP., a company duly incorporated under the laws of the Province of British Columbia and having its office at #604 – 700 West Pender Street, Vancouver, British Columbia  V6C 1G8

(hereinafter referred to as the “Company”)

OF THE FIRST PART

AND

BKB Management Ltd of 5631 Sumac Place, British Columbia, V7R 4T6

(hereinafter referred to as "BKB")

WHEREAS:

A.

The Company wishes to employ BKB as its Chief Financial Officer and to provide management Services to it on the terms and conditions hereinafter set forth.

B.

BKB has agreed to provide the Services to the Company on the terms and conditions set out in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and of the covenants and agreements hereinafter contained the parties hereto have agreed as follows:

1.

ENGAGEMENT OF SERVICES

1.1.

The Company hereby engages BKB to provide management Services as an independent contractor to the Company under the direction of the Company’s Board of Directors and under the direction of the Chief Executive Officer; and

1.2.

BKB hereby agrees to perform the following duties required of her in accordance with the terms of this agreement namely:

(a)

all duties expected of a chief financial officer of an oil and gas exploration company, including sourcing and/or negotiation of financial proposals and corporate financings; preparation and review of financial statements, notes and various regulatory reports; communications with shareholders; negotiation and management of oil and gas selling agreements; and any other duties that should be reasonably expected by the Board of Directors or Chief Executive Officer (the “Services”).

2.

TERM

2.1.

The initial term of this Agreement shall be for a period of six (6) months, commencing as of the 12th day of May 2009 and continuing month to month thereafter unless and until terminated as hereinafter provided.

3.

SERVICES

3.1

BKB agrees to perform the Services contracted hereunder including the following:

3.1.1

to carry out all functions associated with the Services to the best of her skill and ability for the benefit of the Company;

3.1.2

to carry out the Services in a timely manner;

3.1.3

to act, at all times during the term of this Agreement, in the best interests of the Company; and

3.1.4

to use her best endeavours to preserve the goodwill and reputation of the Company and the relationship between the Company and its shareholders.

4.

REMUNERATION

4.1.

The Company shall pay to BKB for all Services rendered hereunder:

4.1.1.

the sum of Four Thousand Five Hundred Canadian Dollars ($4,500.00) per month, excluding GST, payable on the 15th day of each month;

4.1.2.

BKB’s out of pocket expenses incurred on behalf of the Company.  In respect of expenses, BKB shall provide statements and vouchers to the Company as and when required by it.

5.

TERMINATION

5.1.

This Agreement may be terminated by either party at any time by one (1) month notice in advance, in writing given by BKB to the Company, or by the Company to BKB.

6.

NOTICE

6.1.

Any notice to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered to, or sent by prepaid registered post addressed to, the respective addresses of the parties appearing on the first page of this Agreement (or to such other address as one party provides to the other in a notice given according to this paragraph).  Where a notice is given by registered post it shall be conclusively deemed to be given and received on the fifth day after its deposit in a Canada post office any place in Canada.

7.

MISCELLANEOUS

7.1.

This Agreement may not be assigned by either party without the prior written consent of the other.

7.2.

The titles of headings to the respective paragraphs of this agreement shall be regarded as having been used for reference and convenience only.

7.3.

This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

7.4.

This Agreement shall be governed by and interpreted in accordance with the laws of British Columbia, Canada.

7.5.

Time shall be of the essence of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.

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LEXARIA CORP:

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Authorized Signatory

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____________________________

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Authorized Signatory

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Signed in the presence of:

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_____________________________

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__________________________

Name

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BKB Management Ltd

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(Bal Bhullar)

Address

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